Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of American Power Group Corporation (the "Company") on Form 10-K for the year ended September 30, 2012 (the "Report"), I, Charles E. Coppa, Chief Financial Officer and Treasurer of the Company, hereby certify that, to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2012

/s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer and Treasurer